Supplement to Institutional Prospectus
HC Strategic Shares
Dated November 2, 2009 for
HC Capital Trust
The date of this Supplement is August 3, 2010
THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON JULY 6, 2010
The Institutional Value Equity Portfolio:
1.	The following replaces the second paragraph under “AllianceBernstein L.P.” of the “Specialist Manager Guide” on page 57 of the Prospectus:
Gerry Paul and Greg Powell are responsible for making day-to-day investment decisions for that portion of The Institutional Value Equity Portfolio allocated to AllianceBernstein. Mr. Paul was appointed CIO of the North American Value Equity Investment Policy Group and Co-CIO of U.S. Large Cap Equities in 2009. Prior to this appointment, Mr. Paul was the Global Head of Diversified Value Services, CIO—Advanced Value Fund, CIO—Small and Mid-Capitalization, and Co-CIO—Real Estate Investments. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He earned a BS from the University of Arizona and an MS from the Sloan School of Management of the Massachusetts Institute of Technology.
Mr. Powell was appointed Director of Research of US Large Cap Value Equities in 2010. Prior to this appointment, Mr. Powell had been the director of research of Equity Hedge Fund Strategies, focusing on the management of the short portfolio in the Global Opportunities Fund, working with the Global Research Team (since 2005). From March 2009 to late 2010, he was also the head of Fundamental Value Research, responsible for overseeing our fundamental-research analysts. Mr. Powell joined Bernstein in 1997 as an analyst supporting the Advanced Value Fund and was promoted to become the Fund’s director of research in 1999. He earned a BA in economics and mathematics in 1981 from the University of California at Santa Barbara and an MA and PhD in economics in 1983 and 1986, respectively, from Northwestern University.
The Institutional International Equity Portfolio:
1.	The following replaces the last three paragraphs under SSgA Funds Management, Inc. of the “Specialist Manager Guide” on pages 63 and 64 of the Prospectus:
For its services to The Institutional International Equity Portfolio, SSgA FM receives a fee at the annual rate of 0.06% of the average daily net assets of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Account”), subject to a minimum annual fee of $100,000, this minimum will be pro-rated over the number of days during any annual period on which the SSgA FM Account has Portfolio assets to manage. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The International Equity and Institutional International Equity Portfolios allocated to SSgA FM are: Kala Croce and Theodore Janowsky, CFA.
Ms. Croce joined the firm in 1995 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Senior Portfolio Manager in the firm’s Global Structured Products Group. She is responsible for managing both domestic and international equity index portfolios, including SSgA’s Daily MSCI EAFE fund, as well as a variety of S&P 500, Russell 3000, ETF and hedge accounts. She received a BS in Accounting from Lehigh University and an MBA degree in International Business from Bentley College. She is member of the CFA Institute and the Boston Security Analysts Society.
Mr. Janowsky joined the firm in 2005 and is a Vice President of SSgA FM and a Portfolio Manager within the Global Structured Products Group. He is responsible for managing equity and derivative-based index portfolios, including the SSgA S&P 500 fund, Mid Cap Fund, and the Stock Performance Index Futures Fund, as well as the SSgA Valuation Tilted strategy and customized index separate accounts. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as S&P 500 index changes. Mr. Janowsky holds a Bachelor of Science degree in Business Administration from Bucknell University and a MBA from the Carroll School of Graduate Management at Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.
Supplement to Institutional Prospectus for HC Capital Trust

The Fixed Income Portfolio: (From the Supplement dated July 6, 2010) The following replaces the second paragraph of the “Specialist Manager Guide on page 53 of the Prospectus:
Messrs. J. Christopher Gagnier, Keith Bachman, Oliver Boulind, Steven Cianci, Neil Moriarty, Timothy Vile, Michael Degernes and Edward Grant are jointly and primarily responsible for the day-to-day management of this Portfolio’s assets. Mr. Gagnier is Head of U.S. Fixed Income Investment as well as a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1997. Mr. Gagnier holds an MBA from University of Chicago and has over 29 years in the investment management industry. Mr. Bachman is a Senior Portfolio Manager and has been with the firm since 2007. Prior to joining Aberdeen, Mr. Bachman was a High Yield Analyst/Portfolio Manager with Deutsche Asset Management from 2002-2006 and from 2006-2007 he was Director of Credit Research at Stone Tower Capital. Mr. Bachman holds an MBA from Columbia University, with over 20 years in the investment management industry. Mr. Boulind is a Senior Portfolio Manager and has been with the firm since 2008. Prior to joining the firm, Mr. Boulind was a Research Team Leader at AllianceBernstein L.P. from 2004-2008 and from 2001-2004 he was a High Yield Analyst with Invesco Ltd. Mr. Boulind holds an MBA from Dartmouth College, is a Chartered Financial Analyst and has over 16 years in the investment management industry. Mr. Moriarty is a Senior Portfolio Manager and has been with the firm (or its predecessor companies) since 2002. Mr. Moriarty holds a BA from University of Massachusetts and has over 22 years in the investment management industry. Mr. Cianci is a Senior Portfolio Manager and has been with the firm since 2010. Mr. Cianci holds an MBA from Widener University, is a Chartered Financial Analyst and has over 17 years experience in the investment management industry. Mr. Vile is a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1991. Mr. Vile holds a BS from Susquehanna University, is a Chartered Financial Analyst with over 24 years in the investment management industry. Mr. Degernes is a Portfolio Manager and has been with the firm (including its predecessor companies) since 2004. Mr. Degernes holds an MS from University of California, Davis and has over 29 years in the investment management industry. Mr. Grant is a Portfolio Manager and has been with the firm (including its predecessor companies) since 2002. Mr. Grant holds an MBA from Widener University and has over 22 years in the investment management industry. As of March 31, 2010, AAMI managed total assets of $20.0 billion, of which approximately $7.9 billion consisted of mutual fund assets.
The Trust: (From the Supplement dated July 6, 2010) The following replaces “Multiple Class Portfolios” in the “Purchases and Redemptions” section of the Prospectus under “Shareholder Information” on page 47 of the Prospectus:
Multiple Class Portfolios. The Trust offers two classes of shares: HC Advisors Shares and HC Strategic Shares. This Prospectus provides information for the HC Strategic Shares. HC Strategic Shares are available to investors for whom Hirtle Callaghan & Co., LLC provides Chief Investment Officer services.
The Emerging Markets Portfolio: (From the Supplement dated May 4, 2010)
2.	The following replaces the sixth paragraph under “SSgA Funds Management, Inc.” of the “Specialist Manager Guide”, on page 63 of the Prospectus:
With respect to the provision of investment management services for the SSgA FM Account, the SSgA FM Emerging Markets Active Management Team provides those services. The portfolio managers Brad Aham, CFA, FRM and Christopher Laine, jointly and primarily have the most significant day-to-day responsibility for management of the Portfolio.
3.	The following replaces the eighth paragraph under SSgA Funds Management, Inc. of the “Specialist Manager Guide”, on page 63 of the Prospectus:
Mr. Laine is a Vice President of SSgA FM and a Principal of SSgA FM. He joined the firm in 2007 and is a member of the firm’s Active Emerging Markets Team. Previously, Mr. Laine had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund. Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.
The Institutional Small Capitalization Equity Portfolio: (From the Supplement dated May 4, 2010) The following replaces the second paragraph under “Pzena Investment Management, LLC” of the “Specialist Manager Guide”, beginning on page 61 of the Prospectus:
Richard Pzena, John Goetz, Benjamin Silver and John Flynn are primarily responsible for the day-to-day management of that portion of the assets of Portfolio allocated to Pzena. Mr. Pzena is the founder and Co-Chief Investment Officer of Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive
Supplement to Institutional Prospectus for HC Capital Trust

committee. Mr. Pzena formed Pzena in 1995. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena, as well as being the Co-Portfolio Manager of each of Pzena’s investment strategies and a member of Pzena’s executive committee. Mr. Goetz joined Pzena in 1996. Mr. Silver is a Principal, Co-Director of Research and Portfolio Manager of Small Cap Value at Pzena. Mr. Silver joined Pzena in 2001. Mr. Flynn is a Principal and Portfolio Manager at Pzena, and will be transitioning over the course of 2010 to replace Mr. Goetz as a Co-Portfolio Manager on Small Cap Value. Mr. Flynn joined Pzena in 2005.
The Fixed Income Opportunity Portfolio: (From the Supplement dated April 7, 2010) Effective March 9, 2010, the advisory fee payable to Pacific Investment Management Company LLC (“PIMCO”) was revised.
1. The following replaces the third paragraph under Pacific Investment Management Company LLC in the section entitled “Specialist Manager Guide” on page 61 of the Prospectus:
For its services to the The Fixed Income Opportunity Portfolio, PIMCO will receive an annual fee of 0.45% of the average daily net assets of the Portfolio allocated to PIMCO from time to time. Mr. Curtis Mewbourne, will be primarily responsible for the day-to-day management of that portion of the Portfolio’s assets allocated to PIMCO from time to time. Mr. Mewbourne joined PIMCO in 1999 and is a Managing Director and generalist portfolio manager in the Newport Beach, CA office. He is co-head of the Emerging Markets Portfolio Management Team and head of the Diversified Income and Insurance Portfolio Management Teams. He also serves as a member of the Executive Committee and the PIMCO Foundations Investment Committee. He received a BS from the University of Pennsylvania.
The Institutional Small Capitalization Equity Portfolio: (From the Supplement dated March 31, 2010) Effective March 26, 2010, the investment advisory relationship between the Trust and Mellon Capital Management Corporation with respect to The Institutional Small Capitalization Equity Portfolio has been terminated. Each of Frontier Capital Management Company LLC, IronBridge Capital Management LP, Pzena Investment Management, LLC, Sterling Johnston Capital Management, L.P. and SSgA Funds Management, Inc. continues to provide investment advisory services to the Portfolio.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Institutional Prospectus for HC Capital Trust